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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ________________________

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 25, 2001



                            Host Marriott Corporation
               (Exact Name of Registrant as Specified in Charter)



         Maryland                      001-14625                  53-0085950
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)


          10400 Fernwood Road
           Bethesda, Maryland                             20817
(Address of Principal Executive Offices)                (Zip Code)




       Registrant's telephone number, including area code: (301) 380-9000


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Item 5.  Other Events.

     Host Marriott Corporation is filing as an exhibit hereto (which is incorporated by reference herein) a description of the material U.S. federal income tax consequences relating to the taxation of Host Marriott as a real estate investment trust and the ownership and disposition of Host Marriott equity securities. This description replaces and supersedes prior descriptions of the federal income tax treatment of Host Marriott and its shareholders to the extent that they are inconsistent with the description contained in this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.



     (a) Financial statements of business acquired.

         Not applicable.

     (b) Pro forma financial information.

         Not applicable.

     (c) Exhibits.



Exhibit No.       Description
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99.1              Material Federal Income Tax Consequences
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HOST MARRIOTT CORPORATION


                                         By: /s/ Donald D. Olinger
                                             ---------------------------------
Date:  May 25, 2001                          Name:  Donald D. Olinger
                                             Title: Senior Vice President and
                                                      Corporate Controller
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EXHIBIT INDEX


Exhibit No.       Description
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99.1              Material Federal Income Tax Consequences